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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549
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                                    Form 8-K
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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          April 26, 2006
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                0-15572                 56-1421916
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)        Identification Number)


   341 North Main Street, Troy, North
                Carolina                                     27371
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  First Bancorp
                                      INDEX

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Item 8.01 - Other Events                                                 3

Signatures                                                               4

Exhibit 99.1  Press Release dated April 26, 2006                    Exhibit


                                        2

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Item 8.01 - Other Events

      On April 26, 2006, the Registrant announced that it had entered into an agreement with Bank of the Carolinas to purchase the Bank of the Carolinas branch located in Carthage, North Carolina. The branch has approximately $25 million in total deposits. The press release announcing the agreement is attached as Exhibit 99.1.


Item 9.01 -  Financial Statements and Exhibits


(d)  Exhibits


Exhibit No.                Exhibit Title


99.1                       Press Release Dated April 26, 2006


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


      April 26, 2006                 By:   /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer

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